SUMMARY PROSPECTUS
PRNEX
May 1, 2014

T. Rowe Price New Era Fund
A fund seeking long-term capital growth through investments primarily in stocks of companies that own or develop natural resources and other basic commodities.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-225-5132 or by sending an e-mail request to info@troweprice.com. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2014, and Statement of Additional Information, dated May 1, 2014.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Summary	1

Investment Objective

The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE

Maximum deferred sales charge (load)	NONE

Redemption fee	NONE

Maximum account fee	$20[a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.55%

Distribution and service (12b-1) fees	0.00%

Other expenses	0.11%

Total annual fund operating expenses	0.66%

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$67	$211	$368	$822

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the

T. Rowe Price	2

most recent fiscal year, the fund’s portfolio turnover rate was 54.6% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund will normally invest a minimum of two-thirds of fund assets in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. We also invest in other growth companies that we believe have strong potential for earnings growth but do not own or develop natural resources. The relative percentages invested in resource and nonresource companies can vary depending on economic and monetary conditions and our outlook for inflation. The natural resource companies held by the fund typically own, develop, refine, service, or transport resources, including energy, metals, forest products, real estate, and other basic commodities. In selecting natural resource stocks, we look for companies whose products can be produced and marketed profitably when both labor costs and prices are rising. In the mining area, for example, we might look for a company with the ability to expand production and maintain superior exploration programs and production facilities.

In pursuing its investment objective, the fund has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the fund’s management believes will provide an opportunity for substantial appreciation. These situations might arise when the fund’s management believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

At least half of fund assets will be invested in stocks of U.S. issuers, but up to 50% of total assets may be invested in international stocks.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risk The fund is subject to the risk that the investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. If the securities selected and strategies employed by the fund fail to produce the intended results, the fund could underperform other funds with similar objectives and investment strategies.

Risks of stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The value of a stock in which the fund invests may

Summary	3

decline due to general weakness in the stock market or because of factors that affect a company or a particular industry.

Industry risk A fund that focuses its investments in specific industries or sectors is more susceptible to developments affecting those industries and sectors than a more broadly diversified fund would be. Because the fund invests a significant portion of its assets in natural resource-related companies, the fund may perform poorly during a downturn in certain industries. Natural resource-related companies can be adversely affected by, among other things, government regulation, global political and economic developments, energy and commodity prices, and the supply and demand for oil and gas.

International investing risk Investing in the securities of non-U.S. issuers involves special risks not typically associated with investing in U.S. issuers. International securities tend to be more volatile and less liquid than investments in U.S. securities, and may lose value because of adverse political, social, or economic developments overseas, or due to changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, international investments are subject to settlement practices, and regulatory and financial reporting standards, that differ from those of the U.S. These risks are heightened for the fund’s investments in emerging markets.

Performance The bar chart showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. The fund’s past performance (before and after taxes) is not necessarily an indication of future performance.

The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

T. Rowe Price	4

In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or individual retirement account.

Average Annual Total Returns
	Periods ended
	December 31, 2013
	1 Year	5 Years	10 Years
New Era Fund
Returns before taxes	15.72%	13.04%	9.85%
Returns after taxes on distributions	13.40	12.19	9.01
Returns after taxes on distributions
and sale of fund shares	10.67	10.59	8.26
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	32.39	17.94	7.41
Lipper Global Natural Resources Funds Index	13.02	12.48	9.75

Updated performance information is available through troweprice.com or may be obtained by calling 1-800-225-5132.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Summary	5

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Shawn T. Driscoll	Chairman of Investment Advisory Committee	2013	2006

Purchase and Sale of Fund Shares

The fund’s investment minimums generally are as follows (if you hold shares through a financial intermediary, the intermediary may impose different investment minimums):

Type of Account	Minimum initial purchase	Minimum subsequent purchase
Individual retirement accounts, small business retirement plan accounts, and Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts	$1,000	$100

All other accounts	2,500	100

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business by accessing your account online at troweprice.com, by calling 1-800-225-5132, or by written request. If you hold shares through a financial intermediary, you must purchase, redeem, and exchange shares through your intermediary.

Tax Information

Any dividends or capital gains are declared and paid annually, usually in December. Distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account. A redemption or exchange of fund shares may be taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F41-045 5/1/14